EXHIBIT 10.1


Premier Bank's 1995 Incentive Stock Option Plan (Incorporated by reference to
Exhibit 99.6 to the Company's Registration Statement No. 333-34243 on Form S-4 filed with the SEC on August 22,1997 and as amended on September 9, 1997).

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